Matthews Pacific Tiger Fund

SUMMARY PROSPECTUS—INSTITUTIONAL CLASS	April 29, 2011

TICKER: MIPTX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Redemption Fee
(as a percentage of amount redeemed on shares held fewer than 90 days)	2.00%

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.67%
Distribution (12b-1) Fees		None
Other Expenses		0.28%
Administration and Shareholder Servicing Fees	0.16%
Total Annual Operating Expenses		0.95%

EXAMPLE OF FUND EXPENSES*

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $97	Three years: $303	Five years: $525	Ten years: $1,166

*Expense examples for the Institutional Class are based on estimates of administrative, shareholder servicing, and other fees and expenses that the class is expected to pay. Actual fees, as well as the difference in fees between the Institutional Class and the Investor Class, will vary.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PS-MIPTX-0411

Principal Investment Strategy

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, which includes China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam (the “Pacific Tiger countries”). The location of a company can be determined by where it is organized, where its revenues and profits are derived, where its assets are located, or other factors.

Principal Risks of Investment

Political, Social and Economic Risks: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Emerging markets are often less stable politically and economically than developed markets such as the United States, and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States.

Trading Markets and Depositary Receipts: Asian securities may trade in the form of depositary receipts, including American, European and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (at least five years).

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Past Performance

The bar chart below shows the Fund’s performance for the past 10 years and how it has varied from year to year, reflective of the Fund’s volatility. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The index performance does not take into consideration fees, expenses or taxes. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.2742.

ANNUAL RETURNS FOR YEARS ENDED 12/31

Institutional Class Shares were first offered on October 29, 2010. Because the Institutional Class Shares have less than one year of performance, return information is for Investor Class shares not offered in this Prospectus. The Institutional and Investor classes would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would only differ to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010
				Since Inception
				(9/12/94 Fund)
	1 year	5 years	10 years	(8/31/94 Index)
Matthews Pacific Tiger Fund
Return before taxes	22.30%	14.47%	16.98%	9.90%
Return after taxes on distributions1	22.35%	13.19%	16.26%	9.04%
Return after taxes on distributions and sale of Fund shares1	14.69%	12.39%	15.29%	8.54%
MSCI All Country Asia ex Japan Index	19.93%	13.19%	13.31%	4.56%

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Richard Gao has been a Portfolio Manager of the Pacific Tiger Fund since 2006.

Lead Manager: Sharat Shroff, CFA, has been a Portfolio Manager of the Pacific Tiger Fund since 2008.

Co-Manager: Mark Headley is Chairman of the Board of Directors of Matthews and has been a Portfolio Manager of the Pacific Tiger Fund since 1996.

Purchase and Sale of Fund Shares

You may purchase and sell shares directly through the Fund’s transfer agent, by calling 800.789.ASIA (2742) or online at matthewsasia.com. Shares of the Funds may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). You may purchase and redeem shares by electronic bank transfer, check, or wire. You buy and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your request in good order. NAVs are determined only on days when the NYSE is open for regular trading. A 2.00% redemption fee will be assessed on the sale or exchange of Fund shares within 90 days of purchase. Please see page 58 of the statutory prospectus for more details. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Minimum Initial Investment	Subsequent Investments
$3,000,000	$100

Minimum amount may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Ordinary income and capital gains for such accounts are taxed on a deferred basis.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

800.789.ASIA | matthewsasia.com

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